UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 23, 2002


                              CITY HOLDING COMPANY
             (Exact name of registrant as specified in its charter)


         West Virginia                  0-17733                55-0619957
         -------------                  -------                ----------
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
 incorporation or organization)                           Identification Number)


                                25 Gatewater Road
                        Charleston, West Virginia, 25313
                    (Address of principal executive officers)


                                 (304) 769-1100
              (Registrant's telephone number, including area code)


                                 Not applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)

     Item 5. Other Events

     On January 23, 2002, City Holding Company ("the Company") issued a news release, attached as Exhibit 99, announcing the Company's earnings for the fourth quarter of 2001.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a) Financial Statements                None
                  (b) Pro Forma Financial Information     None
                  (c) Exhibits
                            99                            News Release issued on
                                                          January 23, 2002


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CITY HOLDING COMPANY


Date: January 30, 2002
                                          By: /s/ Michael D. Dean
                                          ----------------------------------
                                          Michael D. Dean
                                          Senior Vice President - Finance,
                                          Chief Accounting Officer and
                                          Duly Authorized Officer